Nationwide Life Insurance Company • Nationwide Provident VA Separate Account 1 • Nationwide Provident VLI Separate Account 1	Nationwide Life and Annuity Insurance Company • Nationwide Provident VA Separate Account A • Nationwide Provident VLI Separate Account A

Prospectus supplement dated September 25, 2010 to
NLIC Survivor Options Plus, NLIC Special Product, and NLAIC Survivor Options VL prospectus dated May 1, 2000; and
NLAIC Options VIP prospectus dated May 1, 2001; and
NLIC VIP Premier DCA and NLAIC VIP Premier DCA prospectus dated November 1, 2001; and
NLIC VIP Extra Credit, NLAIC VIP Extra Credit, NLIC Market Street VIP/2, and NLAIC Options VL
prospectus dated May 1, 2002; and
NLAIC Market Street VIP/2 and NLAIC Survivor Options Premier prospectus dated May 1, 2008; and
NLIC Options prospectus dated May 1, 2010

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

1.
On or about October 18, 2010, or as soon thereafter as reasonably practicable, the Nationwide Variable Account Trust ("NVIT") – NVIT Nationwide Fund: Class IV will add Diamond Hill Capital Management, Inc. as an additional sub-adviser.  After the change is effective, the sub-advisers for NVIT – NVIT Nationwide Fund: Class IV will be Aberdeen Asset Management, Inc. and Diamond Hill Capital Management, Inc.

2.
On or about October 18, 2010, the NVIT – NVIT Growth Fund: Class IV will change sub-advisers.  After the change is effective, the sole sub-adviser for the NVIT – NVIT Growth Fund: Class IV will be American Century Investment Management, Inc.